UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

UNIVERSAL AMERICAN CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount previously paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2017

Universal American Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35149	27-4683816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 South Broadway, Suite 1200, White Plains, New York	10601
(Address of Principal Executive Offices)	(Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Universal American Corp. (“UAM”) is making the following supplemental disclosures (this “Proxy Supplement”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by UAM on January 17, 2017 to provide additional information relating to the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of November 17, 2016, by and between WellCare Health Plans, Inc., a Delaware corporation (“WellCare”), Wind Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of WellCare (“Merger Sub”), and UAM, pursuant to which Merger Sub will merge with and into UAM (the “Merger”) with UAM surviving as an indirect wholly owned subsidiary of WellCare.

Following the filing of the Proxy Statement with the SEC, a putative class action lawsuit relating to the Merger was filed on January 27, 2017 in the United States District Court for the District of Delaware on behalf of a putative class of UAM’s public stockholders against UAM and the members of the UAM Board of Directors pursuant to Sections 14(a) and 20(a) of the Securities Exchange Act of 1934:  Paul Parshall v. Universal American Corp, et al., C.A. No. 1:17-cv-00077 (D. Del.) (the “Lawsuit”).  The complaint in the Lawsuit generally alleges that the Proxy Statement omitted certain material information and seeks, among other remedies, to enjoin the Merger.
UAM believes that the claims asserted in the Lawsuit are without merit.  However, in order to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, UAM and the other named defendants in the Lawsuit signed a memorandum of understanding to settle Plaintiff’s individual claims, pursuant to which UAM is providing the additional disclosures set forth below. To the extent that information set forth below differs from information contained in the Proxy Statement, the information set forth below supersedes such information contained in the Proxy Statement.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, UAM specifically denies all allegations in the Lawsuit that any additional disclosure was or is required.  These supplemental disclosures will not affect the merger consideration to be paid to stockholders of UAM in connection with the Merger or the timing of the special meeting of UAM stockholders scheduled for February 16, 2017 at 10:00 a.m. local time at UAM’s offices, located at UAM’s headquarters at 44 South Broadway, White Plains, New York 10601.
Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged, and defined terms used in the supplemental disclosures below but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to such terms in the Proxy Statement.
UAM’s board of directors unanimously recommends that UAM’s stockholders vote “FOR” the adoption of the Merger Agreement and “FOR” the other proposals being considered at the special meeting.
***
SUPPLEMENT TO PROXY STATEMENT
1.          The last sentence of the first paragraph under the heading “The Merger (Proposal 1)—Background of the Merger—The 2015-2016 Strategic Review Process” on page 32 is hereby revised, supplemented and replaced in its entirety as follows (the additional language is in bold and underlined text):
“On September 22, 2015, the Board of Directors met, and after discussion, determined that it was in the best interest of UAM to engage a financial advisor other than the Prior Financial Advisor.  Upon such determination, the Board of Directors unanimously approved engaging MTS and requested that MTS prepare a preliminary assessment of the strategic alternatives available to UAM to be delivered to the Board of Directors at an upcoming Board of Directors meeting.”

2.          The following sentence shall be added immediately following the first full sentence of the last paragraph on page 33:
“None of the confidentiality agreements entered into by UAM in connection with the Strategic Review Process, including those with Party A, Party B, Party C and Party D, contained “standstill” and/or so-called “don’t ask, don’t waive” provisions restricting a party’s ability to request a waiver of a standstill.”
3.          The last full paragraph under the heading “The Merger (Proposal 1)—Background of the Merger—Indications of Interest” on page 34 is hereby revised, supplemented and replaced in its entirety as follows (the additional language is in bold and underlined text):
“Also in late January 2016, Molina Healthcare provided a non-binding indication of interest for UAM's Total Care NY Medicaid Plan business (which is referred to herein as the “TotalCare Medicaid Business”), subject to due diligence and other assumptions, at a range of $40,000,000 - $45,000,000.”
4.          The following sentence shall be added as a new paragraph following the last full paragraph on page 40 of the Proxy Statement under the heading “The Merger (Proposal 1)—Background of the Merger” and immediately prior to the heading Reasons for the Merger:

“Prior to the signing of the Merger Agreement, there were no communications between WellCare and UAM regarding future employment and/or directorship roles for UAM’s officers and directors. However, on November 9, 2016, WellCare indicated to Mr. Barasch that it would like to discuss post-closing employment arrangements for Erin Page and certain other members of management who are not executive officers. Discussions regarding these matters commenced shortly thereafter and continued through November 16, 2016 and resulted in such parties entering into retention bonus agreements.”
5.          The following paragraph shall be added immediately prior to the first full paragraph beginning on page 51:
“The following table presents the fully taxed unlevered free cash flows of the Company based on each of the low case Company financial projections (as defined below) and the high case Company financial projections (as defined below):
($ in millions, “E” refers to estimated and “P” refers to projected)

Low Case	2016	E	2017	P	2018	P	2019	P	2020	P	2021	P

Unlevered Free Cash Flow (1)	$26.7		$31.9		$44.4		$44.1		$44.9		$49.0

High Case	2016	E	2017	P	2018	P	2019	P	2020	P	2021	P

Unlevered Free Cash Flow (1)	$26.7		$36.2		$56.0		$62.7		$64.5		$71.4

(1) Unlevered Free Cash Flow is a non-GAAP item and should not be considered a substitute for or superior to alternative GAAP performance measures.  The Unlevered Free Cash Flow estimates and projections were calculated by MTS in performing its illustrative discounted cash flow analysis described under the heading “The Merger (Proposal 1)—Opinion of the Company’s Financial Advisor” but were not made available to WellCare and Merger Sub in connection with their respective considerations of the merger.”
6.          The following lines shall be added below the line item for “Total Revenue” in the “Low Case” table on page 54 of the Proxy Statement under the heading “The Merger (Proposal 1)—Projected Financial Information”:
Benefits, Net	$(1,145.50)	$(1,206.10)	$(1,328.10)	$(1,441.30)	$(1,549.00)	$(1,654.10)
SG&A, Net	$(203.20)	$(196.90)	$(205.20)	$(213.80)	$(222.00)	$(231.00)
ACA Tax	$(21.60)	$-	$(25.60)	$(28.30)	$(30.70)	$(32.90)
Stock Based Compensation Expense	$(5.50)	$(5.10)	$(5.20)	$(5.30)	$(5.40)	$(5.50)

7.          The following lines shall be added below the line item for “Total Revenue” in the “High Case” table on page 54 of the Proxy Statement under the heading “The Merger (Proposal 1)—Projected Financial Information”:
Benefits, Net	$(1,145.50)	$(1,206.10)	$(1,312.40)	$(1,424.40)	$(1,530.90)	$(1,634.70)
SG&A, Net	$(203.20)	$(189.90)	$(198.20)	$(206.80)	$(215.00)	$(224.00)
ACA Tax	$(21.60)	$-	$(25.60)	$(28.30)	$(30.70)	$(32.90)
Stock Based Compensation Expense	$(5.50)	$(5.10)	$(5.20)	$(5.30)	$(5.40)	$(5.50)

8.          The following sentence shall be added to the end of the first full paragraph on page 56 of the Proxy Statement under the heading “The Merger (Proposal 1)—Interests of the Company's Directors and Executive Officers in the Merger”:
“As of the date of this Proxy Supplement, none of our directors or executive officers have entered into any agreement with WellCare or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, WellCare or one or more of its affiliates, except for the retention agreements described above. Prior to the date of the Merger Agreement, on or about November 9, 2016, WellCare indicated to Mr. Barasch that it would like to discuss post-closing employment arrangements for Erin Page and certain other members of management who are not executive officers.  Discussions regarding these matters commenced shortly thereafter and continued through November 16, 2016 and resulted in such parties entering into retention bonus agreements.”
* * *
FORWARD-LOOKING STATEMENTS
This report and oral statements made from time to time by executive officers of WellCare or UAM may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare’s or UAM’s business and competitive strengths, all of which involve risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect WellCare’s business or UAM’s business and the price of the common stock of WellCare or the common stock of UAM, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of UAM and the receipt of certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate UAM’s operations into those of WellCare, (iv) the transaction may not result in the accretion to WellCare’s earnings or other benefits expected to achieve of the transactions, (v) such integration may be more difficult, time consuming or costly than expected, (vi) revenues following the transaction may be lower than expected, (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (viii) the effect of the announcement or pendency of the transaction on WellCare and/or UAM’s business relationships, operating results, and business generally, risks related to the proposed transaction disrupting current plans and operations of WellCare and/or UAM and potential difficulties in UAM’s employee retention as a result of the transaction, (ix) risks related to diverting management’s attention from WellCare and/or UAM’s ongoing business operations, (x) the outcome of any legal proceedings that may be instituted against WellCare and/or UAM, its officers or directors related to the merger agreement or the transaction and (xi) the possibility that competing offers or acquisition proposals for UAM will be made.

Where, in any forward-looking statement, WellCare, UAM or their respective members of management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. WellCare’s and UAM’s actual results may differ materially from their respective expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond WellCare’s and UAM’s ability to control or predict with accuracy and some of which might not even anticipate.  There can be no assurance that we will achieve WellCare’s and UAM’s expectations and neither WellCare nor UAM do assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of WellCare’s and UAM’s SEC reports, respectively.   These risks, as well as other risks associated with the proposed merger, are more fully discussed in the Proxy Statement and the other documents that we have filed or may filed from time-to-time with the SEC.   Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of WellCare and/or UAM.

All forward-looking statements included in this report are based upon information available to WellCare and UAM as of the date of the report, and we assume no obligation to update or revise any such forward-looking statements.

***
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This filing may be deemed to be solicitation material in respect of the proposed transaction involving WellCare and UAM.  On January 17, 2017, UAM filed with the SEC and first sent to stockholders a definitive proxy statement in connection with the proposed transaction with WellCare, which contains important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, UAM’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY (AS SUPPLEMENTED HEREBY) AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. UAM’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, UAM’s stockholders may obtain a free copy of UAM’s filings with the SEC from UAM’s website at http://www.universalamerican.com or by directing a request to UAM at Universal American, 44 South Broadway, Suite 1200, White Plains, NY 10601-4411.

***
PARTICIPANTS IN THE SOLICITATION
The directors, executive officers and certain other members of management and employees of UAM and the directors, executive officers and certain other members of management and employees of WellCare may be deemed “participants” in the solicitation of proxies from shareholders of UAM in favor of the transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of UAM in connection with the transaction is set forth in the Proxy Statement and other relevant documents to be filed with the SEC. You can find information about UAM’s executive officers and directors in UAM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in UAM’s definitive proxy statement filed with the SEC on Schedule 14A.  You can find information about WellCare’s executive officers and directors in WellCare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in WellCare’s definitive proxy statement filed with the SEC on Schedule 14A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN CORP.

	By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: EVP, General Counsel and Secretary

Date: February 9, 2017